SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Catapult Communications Corporation

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE SIX NOMINEES NAMED ABOVE.
CORPORATE GOVERNANCE
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPANY’S STOCK PERFORMANCE
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG CATAPULT COMMUNICATIONS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

CATAPULT COMMUNICATIONS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 24, 2007

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation, will be held on Tuesday, April 24, 2007 at 3:00 P.M., local time, at the Company’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 for the following purposes:

1. To elect six directors to serve until the next Annual Meeting of Stockholders and until their successors are elected;

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2007; and

3. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 1, 2007 are entitled to notice of and to vote at the meeting.

To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS
Christopher Stephenson
Vice President, Chief Financial Officer and Secretary

Mountain View, California
March 15, 2007

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

CATAPULT COMMUNICATIONS CORPORATION

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation, for use at the Annual Meeting of Stockholders to be held Tuesday, April 24, 2007 at 3:00 P.M., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 160 South Whisman Road, Mountain View, California 94041. The telephone number at that location is (650) 960-1025.

These proxy solicitation materials were first mailed on or about March 15, 2007 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on March 1, 2007 are entitled to notice of and to vote at the meeting. At the record date, 13,929,142 shares of the Company’s authorized Common Stock were issued and outstanding and held of record by 46 stockholders. No shares of our authorized Preferred Stock were outstanding.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Christopher Stephenson, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Voting

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the annual meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors.

You are entitled to one vote for each share of Common Stock held by you on the record date.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal One and Proposal Two, which are routine matters.

Proxy Solicitation Costs

This solicitation of proxies is made by our board of directors, and all related costs will be borne by us. None of our directors intend to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our board of directors recommends that you vote:

•	FOR the election of the six nominees to the board of directors; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2007.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be calculated by our Inspector of Elections, and published in our Quarterly Report on Form 10-Q for the third quarter of fiscal year 2007.

Deadline for Receipt of Stockholder Proposals for 2008 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2008 Annual Meeting of Stockholders must submit such proposal to us by August 20, 2007, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2008 Annual Meeting of Stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders after November 8, 2007. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2008 Annual Meeting of Stockholders must submit such a proposal to us prior to November 8, 2007. Any such proposals should be in compliance with our bylaws and should be submitted to Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041, Attention: Secretary.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

Stockholders Sharing the Same Address

Catapult has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Catapult is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Catapult has received contrary instructions from an affected stockholder. This procedure reduces Catapult’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Catapult will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Catapult’s Investor Relations Department at 160 South Whisman Road, Mountain View, California 94041, telephone (650) 960-1025. Any stockholders of record who share the same address and currently receive multiple copies of Catapult’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Catapult’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of six directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of Catapult. One of our current directors, Charles L. Waggoner, has advised us that he does not intend to stand for re-election. Our board has approved a bylaw amendment to reduce the size of the board of directors from seven members to six members effective immediately before the election. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of March 1, 2007 are set forth below:

Name of Nominee	Age	Principal Occupations	Director Since

Peter S. Cross(1)(2)(3)	59	Retired	2003
R. Stephen Heinrichs(1)(3)	60	Retired	2005
Nancy H. Karp(2)(3)	61	Retired	1985
Richard A. Karp	62	Chief Executive Officer and Chairman of the Board	1985
Henry P. Massey, Jr.	67	Attorney	2001
John M. Scandalios(1)(2)	76	Retired	1987

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of Nominating Committee.

Dr. Peter S. Cross has served as one of our directors since October 2003. Dr. Cross is an independent investor involved as a director, technical advisor and management and engineering consultant. He retired in 1996 from Bay Networks, a telecommunications equipment manufacturer now a part of Nortel Networks, as Senior Vice President of Engineering. From 1987 to 1994, Dr. Cross served as Vice President of Engineering at SynOptics Communications, a telecommunications equipment manufacturer that merged with Wellfleet Communications to form Bay Networks. Dr. Cross holds a B.S.E.E. degree from the California Institute of Technology, and M.S. and Ph.D. degrees in electrical engineering and computer science from the University of California, Berkeley.

Mr. R. Stephen Heinrichs has served as one of our directors since September 2005. Before his retirement in 2001, Mr. Heinrichs was Chief Financial Officer of Avistar Communications Corporation, a publicly-held video communications company he co-founded and for which he presently serves as a director. Mr. Heinrichs is also a director of PDF Solutions, Inc., a provider of software and services for integrated circuit design and manufacture. Mr. Heinrichs was a member of the board of directors of Artisan Components and was its audit committee chairman from January 2003 until the company was acquired in 2005. From 1976 through 1989 he was Chief Financial Officer of Teknekron, a private venture firm, and Chairman and Chief Executive Officer of several Teknekron companies. Mr. Heinrichs holds a B.S. from California State University, Fresno, in Accounting and is a Certified Public Accountant.

Ms. Nancy H. Karp has served as one of our directors since our inception and served as our Treasurer from inception to September 1997 and as our Secretary from inception to October 2002. Ms. Karp holds an M.B.A. from Claremont Graduate University, an M.P.H. degree (public health) from the University of California at Berkeley and a B.S. degree from Texas Tech University.

Dr. Richard A. Karp founded Catapult in 1985 and has served as our Chief Executive Officer and Chairman of the Board since inception and as President from inception to May 2000. Dr. Karp holds a Ph.D. in computer science from Stanford University, an M.S. degree in mathematics from the University of Wisconsin and a B.S. degree in science from the California Institute of Technology.

Mr. Henry P. Massey, Jr. has served as one of our directors since May 2001 and as our Secretary from October 2002 through January 2003. Mr. Massey has practiced law since 1969 and has been a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., since August 1982. Mr. Massey has served as Catapult’s principal corporate counsel since 1998. Mr. Massey holds A.B. and J.D. degrees from Cornell University.

Mr. John M. Scandalios has served as one of our directors since November 1987. From 1994 through April 1999, Mr. Scandalios served as Vice President of Sales at Flowpoint Corporation, a computer networking company. Mr. Scandalios holds M.B.A. and B.A. degrees from the University of Chicago.

Dr. Karp and Ms. Karp were married until June 1998. There are no other family relationships between directors and executive officers of the Company.

Vote Required

If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Nevada law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR EACH OF THE SIX NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held seven meetings during the fiscal year ended September 30, 2006. While in office, each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served in the fiscal year ended September 30, 2006. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our Annual Meeting of Stockholders. All directors then in office attended the 2006 Annual Meeting of Stockholders.

Our Board of Directors has summarized its corporate governance practices in the Corporate Governance Guidelines for Catapult Communications Corporation, a copy of which is available on our Investor Relations page at http://www.catapult.com. Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chief Executive Officer, meet in executive sessions without management present on a regular basis.

Audit Committee

The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements and to assist the Board of Directors in the oversight and monitoring of (i) the integrity of our financial statements, (ii) our accounting policies and procedures, (iii) our compliance with legal and regulatory requirements, (iv) our independent registered public accounting firm’s qualifications, independence and performance, (v) our disclosure controls and procedures, and (vi) our internal control over financial reporting. In addition, the Audit Committee’s responsibilities include reviewing and pre-approving any audit and non-audit services, reviewing, approving and monitoring our Code of Ethics for Principal Executive and Senior Financial Officers and establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters. The report of the Audit Committee for the fiscal year ended September 30, 2006 is included in this proxy statement.

The Audit Committee of the Board of Directors consists of Directors Cross, Heinrichs, and Scandalios and held seven meetings during the fiscal year ended September 30, 2006. Mr. Heinrichs serves as Chairman of the Audit Committee. None of the current Audit Committee members is an employee of Catapult Communications Corporation, and all of them are independent within the meaning of the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”). The Board of Directors has designated Mr. Heinrichs as an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission and has determined that he has the accounting and related financial management expertise to satisfy the requirement that at least one member of the Audit Committee be financially sophisticated within the meaning of the Nasdaq Rules.

Compensation Committee

The purpose of our Compensation Committee is to discharge the Board’s responsibilities for approving and evaluating officer compensation plans, policies and programs, to review and make recommendations regarding compensation for our employees and directors, and to administer our equity compensation plans. The report of the Compensation Committee for the fiscal year ended September 30, 2006 is included in this proxy statement. The Compensation Committee of the Board of Directors currently consists of Directors Cross, Scandalios and Nancy Karp and held three meetings during the fiscal year ended September 30, 2006. Ms. Karp replaced Mr. Waggoner on the Compensation Committee on January 30, 2007. Mr. Scandalios currently serves as Chairman of the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the Nasdaq Rules.

Nominating Committee

The Board of Directors appointed a Nominating Committee on January 24, 2006. The Nominating Committee currently consists of Directors Cross, Heinrichs and Nancy Karp and held one meeting for the fiscal year ended September 30, 2006. Mr. Cross is the Chairman of the Nominating Committee. Mr. Heinrichs replaced Mr. Waggoner on the Nominating Committee on January 30, 2007. The purpose of our Nominating Committee is to assist the Board of Directors in identifying prospective director nominees and recommending director nominees for election to the Board of Directors and for committees. Each member of the Nominating Committee is independent within the meaning of the Nasdaq Rules.

Director Independence

Our Board of Directors has reviewed the independence of each of our directors under the Nasdaq Rules and has affirmatively determined that each of our directors, with the exception of Dr. Karp, is independent within the meaning of the Nasdaq Rules.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us at Catapult Communications Corporation, Attention: Corporate Secretary, 160 South Whisman Road, Mountain View, CA 94041. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

The Nominating Committee considers candidates for Board membership suggested by Board members, management and our stockholders. It is the policy of the Nominating Committee to consider recommendations for candidates to the Board of Directors from any stockholder holding, as of the date the recommendation is submitted, not less than one percent (1%) of the then outstanding shares of our common stock continuously for at least twelve (12) months prior to such date. The Nominating Committee will consider a director candidate recommended by our stockholders in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an Annual Meeting of Stockholders provided the stockholder meets the requirements set forth in our Bylaws.

Where the Nominating Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the Nominating Committee, members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee considers a number of factors, including:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

•	the highest personal and professional ethics and integrity,

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment,

•	skills that are complementary to those of the existing Board,

•	the ability to assist and support management and make significant contributions to our success, and

•	an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

Code of Business Conduct and Code of Ethics for Officers

Our Board of Directors has adopted a Code of Ethics that is applicable to all of our employees, officers and directors. Our Code of Ethics is intended to ensure that our employees act in accordance with the highest ethical standards. In addition, we have in place a Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our Chief Executive Officer and our Chief Financial Officer, who also serves as our principal accounting officer. This code is intended to deter wrongdoing and promote ethical conduct among our executives and to ensure all of our public disclosure is full, fair and accurate. Both the Code of Ethics and the Code of Ethics for Principal Executive and Senior Financial Officers are available on the Investor Relations page of our website at http://www.catapult.com, and the Code of Ethics for Principal Executive and Senior Financial Officers has been filed as an exhibit to our Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2003.

Director Compensation

Each of our non-employee directors is compensated at a rate of $1,000 per board meeting ($500 for telephonic attendance) and $500 per committee meeting attended by the director, except that directors are not separately compensated for committee meetings held in conjunction with meetings of the board of directors. Non-employee directors also receive an annual fiscal year retainer of $10,000 for non-committee directors, $15,000 for directors who serve on the Audit or Compensation Committees, and $20,000 for the Chairman of the Audit Committee.

Non-employee directors are also eligible for option grants under our 1998 Stock Plan. In April 2006, each non-employee director received an option grant to purchase 10,000 shares of our Common Stock under our 1998 Stock Plan at an exercise price of $12.55 per share.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2007, and recommends that stockholders vote for ratification of such appointment. Although stockholder approval of the selection by the Audit Committee of the independent registered public accounting firm is not required by law, the Audit Committee has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection by the Audit Committee of Deloitte & Touche LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the board of directors determines that such a change would be in our best interest and in that of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

On December 28, 2005, the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. PwC had audited our financial statements since 1997.

The audit reports of PwC on the consolidated financial statements of the Company and its subsidiaries for the years ended September 30, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended September 30, 2005 and 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended September 30, 2005 and 2004, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided PwC with a copy of the Form 8-K initially reporting the change in our independent registered public accounting firm prior to such Form 8-K’s filing with the SEC on January 4, 2006. We requested PwC to furnish us with a letter addressed to the SEC stating whether it agreed with the above statements. A copy of PwC’s letter, dated January 4, 2006, was attached as Exhibit 16.1 to the Form 8-K filed with the SEC on January 4, 2006.

On December 28, 2005, the Audit Committee engaged Deloitte & Touche LLP as its independent registered public accounting firm to audit the Company’s financial statements. The Company did not, nor did anyone on its behalf, consult Deloitte & Touche LLP during the Company’s two most recent fiscal years prior to the Company’s engagement of Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(2). Representatives of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Audit and Related Fees

The following table is a summary of the fees billed to us by Deloitte & Touche LLP for professional services for the fiscal year ended September 30, 2006 and the fees billed to us by PricewaterhouseCoopers LLP for professional services for the fiscal year ended September 30, 2005:

	Fiscal	Fiscal
Fee Category	2006 Fees	2005 Fees

Audit Fees	$1,124,950	$1,356,887
Audit-Related Fees	—	—
Tax Fees	—	62,585
All Other Fees	1,500	1,589

Total Fees	$1,126,450	$1,421,061

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements. Audit fees also included the audit of management’s report on the effectiveness of Catapult’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2006 and 2005, these services included administrative services.

Before selecting Deloitte & Touche LLP, the Audit Committee carefully considered Deloitte & Touche LLP’s qualifications as its independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CATAPULT COMMUNICATIONS CORPORATION FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

PRINCIPAL STOCKHOLDERS

The following table provides information relating to the beneficial ownership of our Common Stock as of February 22, 2007 (except as otherwise indicated) by:

•	each stockholder known by us to own beneficially more than 5% of our Common Stock;

•	each of our executive officers named in the summary compensation table under “Executive Compensation” of this report;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options or Convertible Securities Beneficially Owned” includes the number of shares of our Common Stock subject to options or convertible securities that are currently exercisable or will become exercisable on or before April 23, 2007, sixty (60) days from February 22, 2007. The number of shares subject to options or convertible securities that each beneficial owner has the right to acquire on or before April 23, 2007 is listed separately under the column “Number of Shares Underlying Options or Convertible Securities Exercisable on or before April 23, 2007.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 13,929,142 shares of our Common Stock outstanding as of February 22, 2007. The address for those individuals for which an address is not otherwise provided is c/o Catapult Communications Corporation, 160 South Whisman

Road, Mountain View, California 94041. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

		Number of
		Shares	Total Shares
		Underlying	and Shares
		Options or	Underlying
		Convertible	Exercisable
	Number of	Securities	Options or	Percentage of
	Outstanding	Exercisable	Convertible	Outstanding
	Shares	on or Before	Securities	Shares
	Beneficially	April 23,	Beneficially	Beneficially
Name and Address	Owned	2007	Owned	Owned

Richard A. Karp(1)	2,830,770	166,458	2,997,228	21.26%
Fidelity Management & Research(3)	1,858,932	—	1,858,932	13.35%
82 Devonshire Street
Boston, Massachusetts 02109
Royce & Associates LLC(5)	714,200	—	714,200	5.13%
1414 Avenue of the Americas
New York, New York 10019
T. Rowe Price Associates, Inc.(4)	1,368,364	—	1,368,364	9.82%
100 East Pratt St.
Baltimore, MD 21202
Nancy H. Karp(2)	1,347,281	20,989	1,368,270	9.81%
Glenn Stewart	74,337	107,374	181,711	1.29%
Sean Kelly	900	93,353	94,253	*
David Mayfield	—	130,249	130,249	*
Christopher Stephenson	—	48,207	48,207	*
John M. Scandalios	25,810	20,989	46,799	*
Charles L. Waggoner(6)	14,500	20,989	35,489	*
Henry P. Massey, Jr.	4,000	35,989	39,989	*
Peter S. Cross	—	18,488	18,488	*
R. Stephen Heinrichs	—	12,186	12,186	*
All directors and executive officers as a group (17 persons)(1)(2)(6)	4,347,870	1,136,622	5,484,492	36.40

*	Less than 1%

(1)	Includes 78,330 shares held by trusts for the benefit of Dr. Karp’s children of which Dr. Karp is a trustee. Dr. Karp has voting and dispositive control over such shares.

(2)	Includes 61,328 shares held by trusts for the benefit of Ms. Karp’s children of which Ms. Karp is a trustee. Ms. Karp has voting and dispositive control over such shares.

(3)	Information based on the Schedule 13G/A filed for the quarter ended December 31, 2006 with the Securities and Exchange Commission by Fidelity Management & Research, LLC.

(4)	Information based on the Schedule 13G/A filed for the quarter ended December 31, 2006 with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. These securities are owned by various individuals and institutional investors which T.Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaim that it is, in fact, the beneficial owner of such securities.

(5)	Information based on the Schedule 13G/A filed for the quarter ended December 31, 2006 with the Securities and Exchange Commission by Royce & Associates LLC.

(6)	Includes 1,500 shares held by trusts for the benefit of Mr. Waggoner’s two grandchildren of which Mr. Waggoner is a trustee. Mr. Waggoner has voting and dispositive control over such shares.

EXECUTIVE COMPENSATION

The following table sets forth the compensation during the fiscal years ended September 30, 2006, 2005 and 2004 of the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company in the fiscal year ended September 30, 2006 (the CEO and such other officers collectively the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation			Long-Term
				Other Annual	Compensation	All Other
	Fiscal		Bonus	Compensation	Awards	Compensation
Name and Principal Position	Year	Salary ($)	($)	(1) ($)	Options (#)	(2) ($)

Richard A. Karp	2006	320,004	3,244	—	30,000	18,197
Chief Executive Officer and	2005	320,004	148,966	—	20,000	16,435
Chairman of the board of directors	2004	320,004	250,450	—	10,000	13,380
David Mayfield	2006	287,500	2,883	—	40,000	12,973
President and Chief Operating Officer	2005	260,000	139,743	—	20,000	11,698
	2004	260,000	234,809	—	10,000	10,762
Christopher Stephenson	2006	207,667	2,162	—	40,000	10,676
Vice President, Chief Financial Officer	2005	182,000	114,070	—	10,000	9,424
and Secretary	2004	182,000	191,087	—	10,000	8,531
Sean Kelly	2006	200,000	2,883	—	30,000	16,586
Vice President, Sales	2005	200,000	130,518	—	20,000	14,983
	2004	200,000	218,236	—	10,000	15,093
Glenn Stewart	2006	200,000	1,622	—	20,000	12,647
Vice President, Chief Technology Officer	2005	200,000	75,174	—	10,000	11,527
	2004	200,000	128,125	—	10,000	11,340

(1)	Includes perquisites only where the aggregate amount thereof equals or exceeds the lesser of $50,000 of 10% of the salary plus bonus for the executive officer.

(2)	Includes (a) health insurance premiums in fiscal 2006 of approximately $15,006 for Dr. Karp, $9,903 for Mr. Mayfield, $9,903 for Mr. Stephenson, $13,842 for Mr. Kelly and $9,903 for Mr. Stewart; (b) employer matching contributions to each officer’s 401-K plan in fiscal 2006 of $2,000 for Dr. Karp, $2,000 for Mr. Mayfield, $2,000 for Mr. Kelly and $2,000 for Mr. Stewart; and (c) life insurance premiums paid by us in the amount of $1,190 for Dr. Karp, $1,070 for Mr. Mayfield, $773 for Mr. Stephenson, $744 for Mr. Kelly and $744 for Mr. Stewart.

Option Grants

The following table shows, as to the Named Executive Officers, information concerning stock options granted during the fiscal year ended September 30, 2006.

Option Grants in Last Fiscal Year

	Individual Grants(1)
	Number of	% of Total
	Securities	Options
	Underlying	Granted to			Potential Realizable Value at Assumed Annual Rates of Stock
	Options	Employees in	Exercise Price	Expiration	Price Appreciation for Option Term(4)
Name	Granted (#)(1)	Fiscal Year(2)	per Share ($/sh)	Date(s)(3)	5% ($)	10% ($)

Richard A. Karp	30,000	5.4%	12.55	04/30/16	236,779	600,044
David Mayfield	40,000	7.1%	12.55	04/30/16	315,705	800,059
Christopher Stephenson	40,000	7.1%	12.55	04/30/16	315,705	800,059
Sean Kelly	30,000	5.4%	12.55	04/30/16	236,779	600,044
Glenn Stewart	20,000	3.6%	12.55	04/30/16	157,853	400,029

(1)	These options were granted pursuant to our 1998 Stock Plan and have terms of 10 years, subject to earlier termination in certain events related to termination of employment. These options vest as to 1/8th of the underlying shares six months after the date of grant, and as to 1/48th of the shares each month thereafter. The exercise price of the options we grant is equal to the fair market value of our Common Stock as measured by the closing sales price of our Common Stock on the Nasdaq National Market on the date of grant. The exercise price may be paid by cash or check, or surrender of shares of our Common Stock owned by the optionee for more than six months. Alternatively, optionees may exercise their shares under a cashless exercise program. Under this program, the optionee may provide irrevocable instructions to sell the shares acquired on exercise and to remit to us a cash amount equal to the exercise price and all applicable withholding taxes.

(2)	Based on an aggregate of 559,585 shares subject to options granted in fiscal 2006.

(3)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.

(4)	The potential realizable value is calculated based on the term of the option (10 years) and assumes that the deemed value at the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the Company’s future Common Stock prices.

Option Exercises and Values

The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year ended September 30, 2006, as well as the options held by such Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

					Value of Unexercised
	Shares		Number of Unexercised Options at		In-the-Money Options at
	Acquired on	Value	September 30, 2006 (#)		September 30, 2006 ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard A. Karp	—	—	154,166	45,834	43,732	7,468
David Mayfield	—	—	115,666	55,834	43,732	7,468
Christopher Stephenson	—	—	34,874	49,376	34,132	7,468
Sean Kelly	—	—	72,832	54,168	—	—
Glenn Stewart	22,500	307,275	98,624	29,376	43,732	7,468

(1)	Value of in-the-money options is based on market value of the Company’s Common Stock on September 30, 2006 of $8.36 minus the exercise price.

Equity Compensation Plan Information

The following table provides information as of September 30, 2006 about our Common Stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of our board of directors under all equity compensation plans:

Number of Securities
Remaining Available for
	Number of Securities to be			Future Issuance Under
	Issued Upon Exercise of		Weighted-Average Exercise	Equity Compensation
	Outstanding Options,		Price of Outstanding Options,	Plans (Excluding Securities
	Warrants and Rights		Warrants and Rights	Reflected in Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	2,334,867	(1)	$15.14	933,418	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	2,334,867		$15.14	933,418

(1)	Of these shares of Common Stock, 1,200 shares were subject to outstanding options under the 1989 Stock Option Plan and 2,333,667 shares were subject to outstanding options under the 1998 Stock Plan.

(2)	These shares of Common Stock remain available for future issuance under the 1998 Stock Plan. The 1998 Employee Stock Purchase Plan was terminated on October 31, 2005. The 1989 Stock Option Plan and the UK Executive Share Option Scheme were terminated in 1999, and no shares are available for future grant thereunder.

Employment Agreements and Change in Control Arrangements

Unless options shall have become fully exercisable as a result of a dissolution, merger or asset sale, in the event of a Change of Control, as described below, the options granted to our non-employee directors shall become vested and exercisable in full. A Change of Control means (i) the acquisition of 50% or more of the total voting power represented by our then outstanding voting securities by a “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than (A) a trustee or other fiduciary holding securities under one of our employee benefit plans acting in such capacity, (B) a corporation owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our stock or (C) Richard A. Karp or Nancy H. Karp; (ii) the consummation of the sale or disposition by us or all of substantially all of our assets; or (iii) the consummation of a merger or consolidation of Catapult with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by voting securities of Catapult or such surviving entity or its parent outstanding immediately after such merger or consolidation.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following report of the Compensation Committee of the board of directors on executive compensation shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Overview and Philosophy

The Compensation Committee reviews and approves executive officer compensation including recommendations for stock option grants. Executive compensation includes the following elements: base salaries, annual bonuses, stock options and various benefit plans.

It is the Compensation Committee’s objective that executive compensation be tied directly to the achievement of our performance objectives. Specifically, our executive compensation program is designed to reward executive performance that results in enhanced corporate and stockholder values.

In assessing appropriate compensation levels, the Committee may review and rely on published industry pay survey data including the Radford Management Survey, and data from companies in the computer industry of comparable size, performance and growth rates.

The Compensation Committee recognizes that the industry sector in which we operate is highly competitive, with the result that there is substantial demand for qualified, experienced executive personnel. The Compensation Committee considers it crucial that we be assured of attracting and rewarding top caliber executives who are essential to the attainment of our ambitious long-term strategic goals.

For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation and Benefits

The Compensation Committee believes that the annual cash compensation paid to each executive should be commensurate with both the executive’s and our performance. For this reason, our executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

Base salaries for executive officers are established considering a number of factors, including our profitability, each executive’s individual performance and measurable contribution to our success, and pay levels of similar positions with comparable companies in the industry. The Compensation Committee supports Catapult’s compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of our formal annual review process.

An executive’s annual performance award generally depends on the achievement by Catapult of revenue targets and the executive’s individual performance. No bonus payments are made until minimum revenue targets are achieved. These targets are reviewed at least annually to meet the changing nature of our business. The incentive portion is set at a higher percentage for more senior officers, with the result that such officers have a higher percentage of their potential total cash compensation at risk.

We provide benefits to the named executive officers that are generally available to all Catapult employees.

Stock Options

During fiscal 2006 the Compensation Committee approved all stock option grants made to executive officers under our 1998 Stock Plan. The 1998 Stock Plan is designed to attract, retain and motivate our officers and other participants by providing them with a meaningful stake in our long-term success.

In making its determinations, the Compensation Committee takes into consideration: (i) grants made to individuals in similar positions in comparable high technology companies, (ii) participants’ contributions to our performance, both short- and long-term, (iii) prior stock option grants, especially as they relate to the number of options vested and unvested, and (iv) the impact that total option grants made to all participants have on dilution of current stockholder ownership and our earnings.

Stock option grants made to the Named Executive Officers are set forth in the table of option grants during the last fiscal year. See “Executive Compensation — Option Grants” above.

Chief Executive Officer’s Compensation

In light of the conditions prevailing in our industry at the beginning of fiscal 2006, Dr. Karp’s base salary for fiscal 2006 remained unchanged at $320,004. As a participant in the Executive Variable Compensation Plan approved by the Compensation Committee, Dr. Karp’s bonus of $3,244 for fiscal 2006 was determined based on the extent to which Catapult achieved quarterly revenue targets. Dr. Karp also received an option to purchase 30,000 shares of our Common Stock during fiscal 2006. The exercise price of Dr. Karp’s option was 100% of the market price on the date of grant.

Respectfully submitted by:

THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Charles L. Waggoner, Chairman
Peter S. Cross
John M. Scandalios

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended September 30, 2006, our Compensation Committee consisted of Peter S. Cross, John M. Scandalios, and Charles L. Waggoner. Nancy H. Karp replaced Mr. Waggoner on the Compensation Committee on January 30, 2007. None of these individuals is an officer or employee or former officer or employee of the Company, except that Ms. Karp served as Treasurer from the inception of the Company until September 1997 and as Secretary from inception until October 2002. None of the members of the Compensation Committee have interlocking relationships as defined by the Securities and Exchange Commission nor any other relationship requiring disclosure.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following report of the Audit Committee of the board of directors shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended September 30, 2006, which include our consolidated balance sheets as of September 30, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 and the notes thereto.

In accordance with the written charter adopted by the board of directors, the Audit Committee of the board of directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the board of directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended September 30, 2006, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited consolidated financial statements for the fiscal year ended September 30, 2006 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

R. Stephen Heinrichs, Chairman
Peter S. Cross
John M. Scandalios

COMPANY’S STOCK PERFORMANCE

PERFORMANCE GRAPH

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the information set forth below under the heading “Performance Graph” shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Set forth below is a line graph comparing the cumulative total return to holders of our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Telecommunications Index and a peer group for the period commencing September 30, 2001 and ending on September 30, 2006. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CATAPULT COMMUNICATIONS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

* $100 invested on 9/30/01 in stock or index — including reinvestment of dividends.

Fiscal year ending September 30.

The graph assumes that $100 was invested on September 30, 2001 in our Common Stock, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Telecommunications Index and the peer group, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CERTAIN TRANSACTIONS

David Mayfield, our President and Chief Operating Officer, received an interest-free employee relocation loan from Catapult in November 2000 in the amount of $250,000 in connection with his initial employment with Catapult. The loan is secured by a second deed of trust on Mr. Mayfield’s principal residence. The loan is repayable in quarterly payments of $2,100, with a balloon payment due in November 2015. The principal amount outstanding on the loan as of October 1, 2005 was $208,000 including a prepayment for the first fiscal quarter of 2006 and the debt had been reduced to $201,700 at September 30, 2006.

Henry P. Massey, Jr., one of our directors, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation (WSGR), which provides various legal services to Catapult. We anticipate that WSGR will continue to provide services in the current fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements during fiscal year 2006.

OTHER MATTERS

We are not aware of any other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

FOR THE BOARD OF DIRECTORS
Christopher Stephenson
Vice President, Chief Financial Officer and Secretary

Dated: March 15, 2007

CATAPULT COMMUNICATIONS CORPORATION

160 South Whisman Road, Mountain View, California 94041
2007 ANNUAL MEETING OF STOCKHOLDERS
April 24, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Catapult Communications Corporation, a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 15, 2007, and hereby appoints Richard A. Karp and Christopher Stephenson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned at the 2007 Annual Meeting of Stockholders of Catapult Communications Corporation, to be held on Tuesday, April 24, 2007, at 3:00 p.m., Pacific Standard Time, at the corporation’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
CATAPULT COMMUNICATIONS CORPORATION
Tuesday, April 24, 2007
3:00 p.m.
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ Peter S. Cross ¡ R. Stephen Heinrichs ¡ Nancy H. Karp ¡ Richard A. Karp ¡ Henry P. Massey, Jr. ¡ John M. Scandalios

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	Proposal to approve and ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO
CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.